Financial Statements

(unaudited)

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

September 30, 2014

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Financial Statements (Unaudited)

September 30, 2014

Special Value Opportunities Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

September 30, 2014

Percent of Cash
Industry	and Investments
Alumina and Aluminum Production and Processing	16.4%
Communications Equipment Manufacturing	14.3%
Wired Telecommunications Carriers	11.3%
Plastics Product Manufacturing	11.3%
Business Support Services	8.0%
Scheduled Air Transportation	4.4%
Wireless Telecommunications Carriers	4.4%
Nonscheduled Air Transportation	2.3%
Gaming Industries	2.1%
Retail	1.9%
Financial Investment Activities	1.8%
Software Publishers	1.7%
Wireless Telecommunications Carriers (except Satellite)	1.3%
Semiconductor and Other Electronic Component Manufacturing	1.1%
Oil and Gas Extraction	0.8%
Aerospace Product and Parts Manufacturing	0.7%
Nonmetallic Mineral Mining and Quarrying	0.4%
Depository Credit Intermediation	0.2%
Home Furnishings Stores	0.1%
Other Telecommunications	0.0%
Radio and Television Broadcasting	0.0%
Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing	0.0%
Cash and Cash Equivalents	15.5%
Total	100.0%

2

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

September 30, 2014

Assets
Investments, at fair value:
Companies less than 5% owned (cost $149,179,006)	$88,244,826
Companies 5% to 25% owned (cost $206,772,449)	118,060,567
Companies more than 25% owned (cost $136,639,140)	51,825,994
Total investments (cost $492,590,595)	258,131,387

Cash and cash equivalents	47,230,427
Accrued interest income:
Companies less than 5% owned	1,306,655
Companies 5% to 25% owned	4,503
Companies more than 25% owned	40,924
Unrealized appreciation on foreign currency forward contract	502,250
Deferred debt issuance costs	358,687
Dividend receivable from company 5% to 25% owned	198,504
Other receivables	108,343
Prepaid expenses and other assets	61,845
Total assets	307,943,525

Liabilities
Credit facility payable	50,000,000
Distributions payable	40,000,000
Management and advisory fees payable	525,939
Payable to the Investment Manager	194,930
Interest payable	79,040
Payable for investments purchased	24,812
Accrued expenses and other liabilities	196,425
Total liabilities	91,021,146

Preferred Stock
Series A - E; $25,000/share liquidation preference; 9,520 shares authorized, no shares issued and outstanding	-
Accumulated dividends on Series A - E preferred stock	-
Series S; $1,000/share liquidation preference; 1 share authorized, no shares issued and outstanding	-
Series Z; $500/share liquidation preference; 400 shares authorized, issued and outstanding	200,000
Accumulated dividends on Series Z preferred stock	5,984
Total preferred stock	205,984

Net assets applicable to common shareholders	$216,716,395

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value, unlimited shares authorized, 36,509.096 shares issued and outstanding	$37
Paid-in capital in excess of par	554,235,629
Accumulated net investment income	2,724,994
Accumulated net realized losses	(105,764,981)
Accumulated net unrealized depreciation	(234,473,300)
Accumulated dividends to preferred shareholders	(5,984)
Net assets applicable to common shareholders	$216,716,395

Common stock, NAV per share	$5,935.96

See accompanying notes.

3

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

September 30, 2014

Showing Percentage of Total Cash and Investments of the Company

								% of
Issuer	Instrument	Ref	Spread	Floor	Maturity	Principal	Value	Portfolio	Notes
Debt Investments
Aerospace Product and Parts Manufacturing
Hawker Beechcraft, Inc.	Sr Secured Letters of Credit	LIBOR (Q)	2.00%	-	2/15/2015	$50,772	$27,544	0.01%	B
Hawker Beechcraft, Inc.	Sr Unsecured Notes	Fixed	8.50%	-	4/1/2015	$10,434,000	435,327	0.14%	B
Hawker Beechcraft, Inc.	Sr Unsecured Notes	Fixed	8.88%	-	4/1/2015	$3,047,000	127,127	0.04%	B
							589,998	0.19%
Alumina and Aluminum Production and Processing
Revere Industries, LLC	Second Lien Term Loan	Fixed	10.0% PIK	-	5/29/2015	$16,435,218	16,435,218	5.38%	C
Revere Holdings, Inc.	Unsecured Subordinated Note	Fixed	5.0% PIK	-	6/30/2016	$63,294,168	31,900,260	10.45%	B/C
							48,335,478	15.83%
Business Support Services
STG-Fairway Acquisitions, Inc.	Second Lien Term Loan	LIBOR (Q)	9.25%	1.25%	8/28/2019	$20,517,962	20,825,730	6.82%

Communications Equipment Manufacturing
Dialogic Corporation	Senior Secured Notes	Fixed	5% Cash + 5% PIK	-	3/31/2015	$23,936,160	8,928,188	2.92%	B/C

Financial Investment Activities
Marsico Capital Management	First Lien Term Loan	LIBOR (M)	5.00%	-	12/31/2022	$14,586,355	5,396,952	1.77%

Gaming Industries
Harrah's Operating Company, Inc.	Second Priority Secured Notes	Fixed	10.00%	-	12/15/2018	$26,537,000	6,335,709	2.07%

Home Furnishings Stores
Linens 'n Things, Inc.	Senior Secured Notes	LIBOR (Q)	5.625%	-	1/15/2014	$6,591,000	247,162	0.08%	B

Nonscheduled Air Transportation
One Sky Flight, LLC	Second Lien Term Loan	Fixed	12% Cash + 3% PIK	-	6/3/2019	$5,901,554	6,078,601	1.99%

Plastics Product Manufacturing
Radnor Holdings	Sr Secured Tranche C Floating Rate Notes	LIBOR (S)	7.25%	-	9/15/2009	$16,527,000	17	-	B/C/F
TR Acquisition Holdings, LLC	Subordinated Promissory Note	LIBOR (Q)	10.0% PIK	-	6/30/2016	$27,618,172	4,612,235	1.51%	B/D
WinCup, Inc.	Second Lien Term Loan C-2	LIBOR (M)	14.5% PIK	-	3/31/2016	$27,862,399	27,862,398	9.12%	D
WinCup, Inc.	Equipment Finance Loan	LIBOR (M)	14.5% PIK	-	3/31/2016	$1,966,737	1,966,737	0.64%	D
							34,441,387	11.27%
Retail
Shopzilla, Inc.	Second Lien Term Loan	LIBOR (Q)	12.50%	-	3/31/2016	$5,621,529	5,568,125	1.82%
Shop Holding, LLC	Convertible Promissory Note	Fixed	5.00%	-	8/5/2015	$62,012	55,872	0.02%	F
							5,623,997	1.84%
Scheduled Air Transportation
Aircraft Leased to United Airlines, Inc.
United N659UA-767, LLC (N659UA)	Aircraft Secured Mortgage	Fixed	12.00%	-	2/28/2016	$2,629,108	2,788,737	0.91%	D
United N661UA-767, LLC (N661UA)	Aircraft Secured Mortgage	Fixed	12.00%	-	5/4/2016	$2,905,361	3,120,930	1.02%	D
							5,909,667	1.93%
Software Publishers
Coreone Technologies, LLC	First Lien Term Loan	LIBOR (Q)	3.75% Cash + 5% PIK	1.00%	9/4/2018	$5,277,320	5,221,908	1.71%

Wireless Telecommunications Carriers
Gogo, LLC	First Lien Term Loan	LIBOR (Q)	9.75%	1.50%	6/21/2017	$6,471,786	6,892,453	2.26%
Gogo, LLC	First Lien Term Loan B-2	LIBOR (Q)	6.50%	1.00%	3/21/2018	$6,561,859	6,660,287	2.18%
							13,552,740	4.44%

Total Debt Investments (Cost $272,810,692)							161,487,517	52.86%

Equity Securities
Aerospace Product and Parts Manufacturing
Beech Holdings, LLC	Membership Units					189,530	1,468,858	0.48%	B/F

Alumina and Aluminum Production and Processing
Revere Holdings, Inc.	Class A Common Shares					90	-	-	B/C/F
Revere Holdings, Inc.	Class B Common Shares					6,940	-	-	B/C/F
Revere Leasing, LLC	Class A Units					90	21,008	0.01%	B/C/F
Revere Leasing, LLC	Class B Units					6,940	1,621,390	0.53%	B/C/F
							1,642,398	0.54%

4

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2014

Showing Percentage of Total Cash and Investments of the Company

								% of
Issuer	Instrument	Ref	Spread	Floor	Maturity	Shares	Value	Portfolio	Notes
Equity Securities (continued)
Business Support Services
Findly Talent, LLC	Membership Units					992,344	$227,247	0.07%	B/F
STG-Fairway Holdings, LLC	Class A Units					1,179,050	3,412,760	1.12%	B/F
							3,640,007	1.19%
Communications Equipment Manufacturing
Dialogic, Inc.	Common Stock					3,121,129	2,528,114	0.83%	B/C/F
Dialogic, Inc.	Warrants to Purchase Common Stock					1,181,484	118	-	B/C/F
Gores I SF Luxembourg, S.àr.1. (Luxembourg)	Company Ordinary Shares					276,043	-	-	B/C/E/F
Gores I SF Luxembourg, S.àr.1. (Luxembourg)	Tracking Preferred Equity Certificates					27,328,261	31,998,972	10.49%	C/E/F
							34,527,204	11.32%
Depository Credit Intermediation
Doral Financial Corporation (Puerto Rico)	Common Stock					92,479	614,061	0.20%	B

Financial Investment Activities
Marsico Holdings, LLC	Common Interest Units					233,889	25,728	0.01%	B/F

Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing
Precision Holdings, LLC	Class C Membership Interest					48	3,116	-	B/F

Nonmetallic Mineral Mining and Quarrying
EPMC HoldCo, LLC	Membership Units					2,561,000	1,331,720	0.44%	D/F

Nonscheduled Air Transportation
Flight Options Holdings I, Inc.	Warrants to Purchase Common Stock					587	1,013,691	0.33%	B/F

Oil and Gas Extraction
Woodbine Intermediate Holdings, LLC	Membership Units					303	2,577,753	0.84%	B/D/F

Other Telecommunications
LightSquared Inc.	Call Option					135,791	35,306	0.01%	B/F

Plastics Product Manufacturing
WinCup, Inc.	Common Stock					73,517,938	-	-	B/D/F

Radio and Television Broadcasting
SCG Financial Acquisition Corp.	Warrants to Purchase Common Stock					72,907	120,297	0.04%	B

Retail
Shop Holding, LLC	Class A Units					430,001	234,738	0.08%	B/F
Shop Holding, LLC	Warrants to Purchase Class A Units					276,985	3	-	B/F
							234,741	0.08%
Scheduled Air Transportation
Aircraft Leased to United Airlines, Inc.
United N659UA-767, LLC (N659UA)	Trust Beneficial Interests					694	3,770,782	1.23%	D/F
United N661UA-767, LLC (N661UA)	Trust Beneficial Interests					673	3,794,702	1.24%	D/F
							7,565,484	2.47%
Semiconductor and Other Electronic Component Manufacturing
TPG Hattrick Holdco, LLC	Common Units					4,550,676	3,413,007	1.12%	B/F

Wired Telecommunications Carriers
Hawaiian Telcom Holdco, Inc.	Common Stock					183,893	4,724,211	1.55%	B
Integra Telecom, Inc.	Common Stock					5,728,661	23,373,510	7.66%	B/C/F
Integra Telecom, Inc.	Warrants					2,272,561	1,253,772	0.41%	B/C/F
V Telecom Investment S.C.A. (Luxembourg)	Common Shares					2,127	5,182,477	1.70%	B/E/F
							34,533,970	11.32%
Wireless Telecommunications Carriers (except Satellite)
AAL Management Corporation (Canada)	Class B Non-Voting Shares					4,363,333	3,896,529	1.28%	E/F

Total Equity Securities (Cost $219,779,903)							96,643,870	31.67%

Total Investments (Cost $492,590,595) (G)							258,131,387	84.53%

5

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2014

Showing Percentage of Total Cash and Investments of the Company

								% of
Issuer	Instrument	Ref	Spread	Floor	Maturity	Principal	Value	Portfolio	Notes
Cash and Cash Equivalents
Wells Fargo & Company Money Market Deposit Account							$32,956,206	10.80%
Union Bank of California	Commercial Paper	Fixed	0.02%	-	10/1/2014	$14,000,000	14,000,000	4.58%
Cash Denominated in Foreign Currencies							274,221	0.09%
Total Cash and Cash Equivalents							47,230,427	15.47%

Total Cash and Investments							$305,361,814	100.00%

Notes to Statement of Investments

(A)	Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(B)	Non-income producing.

(C)	Non-controlled affiliate – as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer).

(D)	Controlled issuer – as defined under the Investment Company Act of 1940 (ownership of more than 25% of the outstanding voting securities of this issuer).

(E)	Principal or shares amount denominated in foreign currency. Cost and fair value converted to U.S. dollars. (See Note 2)

(F)	Restricted security. (See Note 2)

LIBOR or EURIBOR resets monthly (M), quarterly (Q), or semiannually (S).

(G)	Includes investments with an aggregate market value of $8,490,920 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investments, other than government securities, totaled $19,721,096 and $71,352,628, respectively for the nine months ended September 30, 2014. Aggregate purchases includes investment assets received as payment in kind. Aggregate sales includes principal paydowns on and maturities of debt investments. The total value of restricted securities and bank debt as of September 30, 2014 was $245,527,493, or 80.41% of total cash and investments of the Company.

Derivative instruments at September 30, 2014 were as follows:

Instrument	Notional Amount	Fair Value
Euro/US Dollar Cross-Currency Basis Forward Contract, Pay Euros / Receive USD, Expiring 10/6/14	$88,919,250	$502,250

See accompanying notes.

6

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Nine Months Ended September 30, 2014

Investment income
Interest income:
Companies less than 5% owned	$14,233,297
Companies 5% to 25% owned	1,170,744
Companies more than 25% owned	3,723,626
Dividend income:
Companies less than 5% owned	2,083
Companies 5% to 25% owned	10,615
Companies more than 25% owned	3,562,575
Other income:
Companies less than 5% owned	391,742
Companies 5% to 25% owned	173,554
Companies more than 25% owned	879,518
Total investment income	24,147,754

Operating expenses
Management and advisory fees	5,151,187
Interest expense	775,320
Commitment fees	674,209
Amortization of deferred debt issuance costs	511,479
Director fees	234,644
Legal fees, professional fees, and due diligence expenses	181,533
Insurance expense	79,520
Custody fees	60,386
Other operating expenses	254,482
Total expenses	7,922,760

Net investment income	16,224,994

Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain from:
Investments in companies less than 5% owned	9,935,543
Net realized gain	9,935,543

Net change in net unrealized depreciation	(39,307,796)
Net realized and unrealized loss	(29,372,253)

Net change in reserve for distributions to preferred shareholders	(5,984)

Net decrease in net assets applicable to common shareholders resulting from operations	$(13,153,243)

See accompanying notes.

7

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Nine Months Ended
	September 30, 2014	Year Ended
	(Unaudited)	December 31, 2013

Net assets applicable to common shareholders, beginning of period	$318,369,638	$414,433,639

Net investment income	16,224,994	18,698,022
Net realized gain (loss) on investments	9,935,543	(17,927,373)
Net change in net unrealized depreciation	(39,307,796)	6,173,351
Distributions to preferred shareholders from net investment income	-	(16,244)
Net change in reserve for distributions to preferred shareholders	(5,984)	8,243
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(13,153,243)	6,935,999

Distributions to common shareholders from:
Net investment income	(13,500,000)	(6,303,857)
Returns of capital	(75,000,000)	(96,696,143)
Total distributions to common shareholders	(88,500,000)	(103,000,000)

Net assets applicable to common shareholders, end of period (including accumulated net investment income of $2,724,994 and $0 respectively)	$216,716,395	$318,369,638

See accompanying notes.

8

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

Nine Months Ended September 30, 2014

Operating activities
Net decrease in net assets applicable to common shareholders resulting from operations	$(13,153,243)
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized gain	(9,935,543)
Net change in net unrealized depreciation on investments	38,863,107
Net change in reserve for distributions to preferred shareholders	5,984
Accretion of original issue discount	(3,455,736)
Net accretion of market discount/premium	(1,194,433)
Interest and dividend income paid in kind	(4,760,213)
Amortization of deferred debt issuance costs	511,479
Changes in assets and liabilities:
Purchases of investments	(14,960,883)
Proceeds from sales, maturities and paydowns of investments	71,352,628
Decrease in accrued interest income - companies less than 5% owned	(178,121)
Increase in accrued interest income - companies 5% to 25% owned	(321)
Decrease in accrued interest income - companies more than 25% owned	53,524
Increase in dividend receivable from company 5% to 25% owned	(10,615)
Decrease in receivable for investments sold	2,654,018
Decrease in other receivables	102,089
Increase in prepaid expenses and other assets	(10,334)
Decrease in management and advisory fees payable	(310,183)
Decrease in payable to the Investment Manager	(33,374)
Increase in interest payable	55,920
Increase in payable for investments purchased	77
Decrease in accrued expenses and other liabilities	(204,641)
Net cash provided by operating activities	65,391,185

Financing activities
Proceeds from draws on credit facility	140,000,000
Principal repayments on credit facility	(199,356,420)
Payments of debt issuance costs	(525,000)
Distributions paid to common shareholders	(83,500,000)
Net cash used in financing activities	(143,381,420)

Net decrease in cash and cash equivalents	(77,990,235)
Cash and cash equivalents at beginning of period	125,220,662
Cash and cash equivalents at end of period	$47,230,427

Supplemental disclosures
Interest payments	$719,400

See accompanying notes.

9

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

September 30, 2014

1. Organization and Nature of Operations

Special Value Opportunities Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004. Investment operations commenced and initial funding was received on July 13, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure. The Company is scheduled to terminate on July 13, 2016.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company. Babson Capital Management LLC serves as Co-Manager. Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of four persons, three of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the directors. The remaining directors will be subject to election by holders of the common shares and preferred shares voting together as a single class.

Company Structure

The Company was formed with an initial maximum capitalization of $1,422 million, consisting of $711 million of committed common equity, $238 million of preferred equity, and a $473 million credit facility. As of September 30, 2014, the Company’s debt facility and outstanding preferred equity have been reduced to $61.6 million under a senior secured revolving credit facility with a $15 million swingline (the “Senior Facility” – Note 5), and $200,000 of Series Z Preferred Stock (Note 8). The contributed and unreturned committed common equity, preferred equity and amounts drawn under the Senior Facility are to be used to (i) purchase Company investments, subject to certain limitations under the Company’s operating agreement, (ii) to pay certain fees and expenses of the Company and (iii) to make distributions to the common equity holders. Most of the cash and investments of the Company are included in the collateral for the Senior Facility.

10

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2014

2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The following is a summary of the significant accounting policies of the Company.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Board of Directors and are subject to their approval. Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company’s assets.

11

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2014

2. Summary of Significant Accounting Policies (continued)

Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

Unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of September 30, 2014 included the following:

Asset Type	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Avg.)
Bank Debt	$148,889,352	Market rate approach Market quotations	Market yields Indicative bid/ask quotes	4.0% – 14.8% (10.5%) 1 (1)
		Market comparable companies	Revenue multiples	0.5x (0.5x)
		Market comparable companies	EBITDA multiples	6.5x – 6.8x (6.8x)
Other Corporate Debt	865,505	Market rate approach	Market yields	19.0% (19.0%)
		Market quotations	Indicative bid/ask quotes	1 (1)
Equity	88,657,185	Market rate approach Market quotations	Market yields Indicative bid/ask quotes	13.0% (13.0%) 1 – 2 (2)
		Market comparable companies	Revenue multiples	0.5x – 0.6x (0.5x)
		Market comparable companies	EBITDA multiples	4.6x – 7.0x (6.3x)

Generally, a change to the unobservable input may result in a change to the value in the investment as follows:

Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market yields	Decrease	Increase
Revenue multiples	Increase	Decrease
EBITDA multiples	Increase	Decrease

12

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2014

2. Summary of Significant Accounting Policies (continued)

Investments of the Company may be categorized based on the types of inputs used in valuing such assets. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

At September 30, 2014, the investments of the Company were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$6,335,709	$7,986,685
2	Other observable market inputs*	5,396,950	-	-
3	Independent third-party pricing sources that employ significant unobservable inputs	148,889,352	303,034	83,336,112
3	Internal valuations with significant unobservable inputs	-	562,471	5,321,073
Total		$154,286,302	$7,201,214	$96,643,870

* E.g., quoted prices in inactive markets or quotes for comparable investments

Changes in investments categorized as Level 3 during the nine months ended September 30, 2014 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$162,316,671	$477,848	$95,104,059
Net realized and unrealized gains (losses)	1,389,221	(37,068)	(22,526,377)
Acquisitions	16,436,262	63,498	6,305,348
Dispositions	(31,252,802)	(14,362,494)	(7,302,563)
Transfers into Level 3†	-	14,161,250	15,782,993
Reclassifications within Level 3‡	-	-	(4,027,348)
Ending balance	$148,889,352	$303,034	$83,336,112

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(4,663,088)	$(14,731)	$(24,138,702)

† Comprised of two investments that was transferred from Level 2 due to reduced trading volumes.

‡ Comprised of one investment that was reclassified to Investment Manager Valuation and one investment that was reclassified from Investment Manager Valuation.

13

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2014

2. Summary of Significant Accounting Policies (continued)

Changes in investments categorized as Level 3 during the nine months ended September 30, 2014 were as follows:

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$-	$557,941	$8,202,327
Net realized and unrealized gains (losses)	-	35,813	(2,385,564)
Acquisitions	-	-	323,583
Dispositions	-	(31,283)	(1,799,031)
Transfers into Level 3§	-	-	12,098,053
Reclassifications within Level 3**	-	-	(11,118,295)
Ending balance	$-	$562,471	$5,321,073

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$-	$35,813	$(767,617)

§ Comprised of one investment that was transferred from Level 2 due to the increased significance of unobservable inputs.

** Comprised of one investment that was reclassified to Independent Third-Party Valuation and one investment that was reclassified from Independent Third-Party Valuation.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

14

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2014

2. Summary of Significant Accounting Policies (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Restricted Investments

The Company may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies. At September 30, 2014, the Company had foreign currency denominated investments with an aggregate fair value of approximately 15.9% of the Company’s total investments. Such positions were converted at the closing rate in effect at September 30, 2014 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. Realized or unrealized gains and losses from investments resulting from changes in foreign exchange rates are included in the Statement of Operations with realized or unrealized gains and losses resulting from changes in the market prices of such investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

15

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2014

2. Summary of Significant Accounting Policies (continued)

Derivatives

In order to mitigate certain currency exchange risks associated with foreign currency denominated investments, the Company entered into a cross currency basis forward contract with a notional value of $88,919,250 during the nine months ended September 30, 2014. The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates, commodity prices, or the value of foreign currency relative to the U.S. dollar.

All gains and losses from derivative transactions during the nine months ended September 30, 2014 were included in net realized and unrealized gain or loss on investments in the Statement of Operations as follows:

Instrument	Realized	Unrealized
Cross-currency basis forward contract	$-	$502,250

Debt Issuance Costs

Costs incurred in connection with the amendment of the Senior Facility totaled approximately $525,000. These costs are being deferred and amortized on a straight-line basis through the amended maturity of the Senior Facility on December 31, 2015, adjusting for scheduled decreases in the size of the Senior Facility over its remaining life (see Note 5). The impact of utilizing this method versus the effective-interest method is not material to the Company’s operations.

Revenue Recognition

Interest and dividend income, including income paid in kind, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment. Other fees, including certain amendment fees, prepayment fees and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are included in interest income.

16

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2014

2. Summary of Significant Accounting Policies (continued)

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Company to consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, the Company recognizes discount accretion income when it is probable that such amounts will be collected, generally at disposition. When the Company receives principal payments on a loan in an amount in excess of the loan’s amortized cost, it records the excess principal payments as interest income.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the financial statements. In accordance with ASC Topic 740 – Income Taxes, the Company recognizes in its financial statements the effect of a tax position when it is determined that such position is more likely than not, based on the technical merits, to be sustained upon examination. As of September 30, 2014, all tax years since January 1, 2010 remain subject to examination by federal tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Capital accounts within the financial statements are adjusted at year end for any permanent book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and will reverse in subsequent periods.

Cost and unrealized appreciation and depreciation for U.S. federal income tax purposes of the investments (including derivatives) of the Company at September 30, 2014 were as follows:

Unrealized appreciation	$17,041,740
Unrealized depreciation	(250,998,948)
Net unrealized depreciation	(233,956,958)

Cost	$492,590,595

17

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2014

3. Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees) after cumulative distributions to common shareholders have been made in an amount equal to an 8% annual weighted-average return on common shareholders’ undistributed contributed equity (the “Hurdle”). After the Hurdle is met, the Investment Manager also receives a catch-up payment until its cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees). Performance fees are accrued in a consistent manner, based on cumulative net income or loss and realized and unrealized gains or losses. As of September 30, 2014, the Hurdle exceeded the cumulative performance of the fund; accordingly, no liability for accrued but unpaid performance fee was recorded. Distributions paid to shareholders are generally based on the taxable earnings of the Company, which may differ from earnings for financial reporting purposes, and are recorded on the ex-dividend date. The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. Any net long-term capital gains are distributed at least annually. As of September 30, 2014, the Company had declared $628,600,000 in distributions to common shareholders since inception.

4. Management and Advisory Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to a percentage of the aggregate cost of assets as listed below. In addition to the management fee, the Investment Manager is entitled to a performance fee as discussed in Note 3 above. As compensation for its services, the Co-Manager receives a portion of the management and performance fees paid to the Investment Manager.

Time Period	Percent of Aggregate Cost of Assets
January 1, 2014 through January 13, 2015	1.25%
January 14, 2015 through July 13, 2015	1.15%
July 14, 2015 through July 13, 2016	1.00%

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

18

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2014

5. Senior Secured Revolving Credit Facility

The Senior Facility is a senior secured revolving credit facility with a total commitment of $61.6 million at September 30, 2014, which will be reduced by $8.4 million at the end of each calendar quarter until maturity. The Senior Facility includes a $15 million swingline. Effective June 25, 2014, the final maturity of the Senior Facility was extended from July 1, 2014 to December 31, 2015. Amounts borrowed under the Senior Facility bear interest at an annual rate of 2.75% plus LIBOR, EURIBOR, or the federal funds rate, and are subject to certain collateral requirements. The Company also pays 1.25% per year on the undrawn portions of the Senior Facility. The weighted-average interest rate on outstanding borrowings at September 30, 2014 was 2.90%. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Company fail to satisfy certain financial or other covenants. As of September 30, 2014, the company was in full compliance with such covenants.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles, and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the San Francisco area.

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

In August of 2008, the Company agreed to guarantee certain obligations of an affiliated portfolio company and certain of its affiliates up to an aggregate amount of approximately $3.5 million. The guaranty may be terminated by the Company at any time subject to certain conditions. The Company expects the risk of loss from the guaranty to be remote.

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The Company’s maximum exposure under these arrangements and activities is unknown. However, the Company expects the risk of material loss to be remote.

19

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2014

7. Related Parties

The Company, the Investment Manager, and their members and affiliates may be considered related parties. From time to time, the Investment Manager advances payments to third parties on behalf of the Company and receives reimbursement from the Company. At September 30, 2014, such reimbursable amounts totaled $194,930 as reflected in the Statement of Assets and Liabilities.

8. Preferred Capital

Series A-E

The Company had issued 3,322 shares of Series A-E preferred equity outstanding with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.  The remaining outstanding shares were redeemed in July of 2010.

Series S

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. In 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share. Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z

The Company has 400 shares of Series Z preferred equity outstanding, each having a liquidation preference of $500 plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of the liquidation preference. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

20

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2014

9. Financial Highlights

	Nine Months
	Ended
	September 30, 2014	Year Ended December 31,
	(Unaudited)	2013	2012	2011	2010

Per Common Share(1)
Net asset value, beginning of period	$8,720.28	$11,351.52	$12,811.65	$16,175.52	$16,001.18

Investment operations:
Net investment income	444.41	512.15	715.64	1,249.75	1,341.83
Net realized and unrealized gain (loss)	(804.52)	(321.95)	(660.86)	(3,326.05)	232.19
Distributions to preferred shareholders from:
Net investment income	-	(0.44)	-	(0.43)	(46.33)
Net change in reserve for distributions to preferred shareholders	(0.16)	0.22	(0.23)	0.21	2.48
Total from investment operations	(360.27)	189.98	54.55	(2,076.52)	1,530.17

Distributions to common shareholders from:
Net investment income	(369.77)	(172.67)	(702.48)	(1,287.35)	(1,355.83)
Returns of capital	(2,054.28)	(2,648.55)	(812.20)	-	-
Total distributions to common shareholders	(2,424.05)	(2,821.22)	(1,514.68)	(1,287.35)	(1,355.83)

Net asset value, end of period	$5,935.96	$8,720.28	$11,351.52	$12,811.65	$16,175.52

Return on invested assets (2), (6)	(1.9)%	5.5%	3.6%	(8.1)%	11.1%

Gross return to common shareholders (6)	(4.1)%	1.9%	0.0%	(13.3)%	9.9%
Less: performance fee	-	-	-	-	-
Return to common shareholders (3)	(4.1)%	1.9%	0.0%	(13.3)%	9.9%

Ratios to average common equity: (4), (7)
Net investment income	7.5%	5.9%	5.7%	8.4%	8.4%
Expenses (before performance fees)	3.7%	5.8%	4.6%	4.5%	3.8%
Expenses (including performance fees)	3.7%	5.8%	4.6%	4.5%	3.8%

Ending net assets applicable to common shareholders	$216,716,395	$318,369,638	$414,433,639	$467,741,803	$590,553,515
Portfolio turnover rate (6)	6.4%	12.8%	21.7%	23.3%	31.5%
Weighted-average debt outstanding	$31,018,320	$66,920,212	$116,662,557	$192,128,767	$124,386,301
Weighted-average interest rate	3.3%	3.6%	3.8%	3.7%	3.2%
Weighted-average number of shares	36,509	36,509	36,509	36,509	36,509
Average debt per share	$849.61	$1,832.97	$3,195.44	$5,262.49	$3,406.99

Annualized Inception to Date Performance Data as of September 30, 2014:
Return on invested assets (2)	7.0%
Internal rate of return (5)	3.0%

21

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2014

9. Financial Highlights (continued)

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)	These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders.

(5)	Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The IRR presented assumes liquidation of the Company at net asset value as of the balance sheet date.

(6)	Not annualized for periods of less than one year.

(7)	Annualized for periods of less than one year, except performance fees.

22

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (1) (Unaudited)

Nine Months Ended September 30, 2014

Investment	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

Dialogic Corporation, Inc., Senior Secured Notes, 5% Cash + 5% PIK, due 3/31/15	$9,215,422	$-	$-	$8,928,188
Dialogic, Inc., Common Stock	1,089,274	-	-	2,528,114
Dialogic, Inc., Warrants to Purchase Common Stock	30,686	-	-	118
EPMC HoldCo, LLC, Membership Units	3,047,590	-	(1,892,323)	1,331,720
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares	7,348,748	-	-	-
Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates	40,226,602	-	-	31,998,972
Integra Telecom, Inc., Common Stock	25,097,288	-	-	23,373,510
Integra Telecom, Inc., Warrants	1,271,090	-	-	1,253,772
Radnor Holdings, Senior Secured Tranche C Floating Rate Notes, LIBOR + 7.25%, due 9/15/09	17	-	(31,283)	17
Revere Holdings, Inc., Class A Common Shares	-	-	-	-
Revere Holdings, Inc., Class B Common Shares	-	-	-	-
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14	21,393,429	-	-	31,900,260
Revere Industries, LLC, 2nd Lien Term Loan, 10% PIK, due 5/29/15	15,264,794	1,170,423	-	16,435,218
Revere Leasing, LLC, Class A Units	22,024	-	(1,017)	21,008
Revere Leasing, LLC, Class B Units	1,699,773	-	(78,406)	1,621,390
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 6/30/16	12,538,650	-	-	4,612,235
N659UA Aircraft Secured Mortgage, 12%, due 3/28/16	4,132,029	-	(1,165,469)	2,788,737
N661UA Aircraft Secured Mortgage, 12%, due 5/4/16	4,443,144	-	(1,130,268)	3,120,930
N659UA Equipment Trust Beneficial Interests	3,979,744	1,165,469	(709,041)	3,770,782
N661UA Equipment Trust Beneficial Interests	3,997,106	1,130,268	(696,767)	3,794,702
WinCup, Inc., 2nd Lien Term Loan C-2, LIBOR + 14.5% PIK, due 3/31/16	24,908,191	2,954,208	-	27,862,398
WinCup, Inc., Common Stock	-	-	-	-
WinCup, Inc., Equipment Finance Loan, LIBOR + 14.5% PIK, due 3/31/16	1,758,207	208,530	-	1,966,737
Woodbine Intermediate Holdings, LLC, Membership Units	8,070,705	7,472	-	2,577,753

Note to Schedule of Changes in Investments in Affiliates:

(1)	The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

23

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Schedule of Restricted Securities of Unaffiliated Issuers (Unaudited)

September 30, 2014

Investment	Acquisition Date	Cost

AAL Management Corporation, Class B Non-Voting Shares	9/16/14	$3,987,328
Beech Holdings, LLC, Membership Units	3/1/13	2,408,525
Findly Talent, LLC, Membership Units	1/1/14	323,581
Flight Options Holdings I, Inc., Warrants to Purchase Common Stock	12/4/13	406,003
LightSquared Inc., Call Option $0.01	12/31/13	-
Marsico Holdings, LLC, Common Interest Units	9/10/12	239,429
Precision Holdings, LLC, Class C Membership Interests	Various 2010	-
Shop Holding, LLC, Class A Units	6/2/11	407,009
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11	-
Shop Holding, LLC, Convertible Promissory Note, 5%, due 8/5/15	2/5/14	62,012
STG-Fairway Holdings, LLC, Class A Units	12/30/10	1,321,700
TPG Hattrick Holdco, LLC, Common Units	4/21/06	4,868,079
V Telecom Investment S.C.A., Common Shares	11/9/12	4,966,834

24